CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the President of the Ehrenkrantz Trust (the "Fund"), with respect to the Form N-CSRS for the period ended June 30, 2004 as filed with the Securities and Exchange Commission, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

1. such Form N-CSRS fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: 9-01-2004

/s/ Irwin Nussbaum_______

Irwin Nussbaum, President

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906 has been provided to the Ehrenkrantz Trust and will be retained by the Ehrenkrantz Trust and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Vice President, Secretary and Treasurer of the Ehrenkrantz Trust (the "Fund"), with respect to the Form NCSRS for the period ended June 30, 2004 as filed with the Securities and Exchange Commission, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

1. such Form N-CSRS fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: 9-01-2004

/s/ Joan King _______

Joan King, Vice President,

Secretary and Treasurer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906 has been provided to the Ehrenkrantz Trust and will be retained by the Ehrenkrantz Trust and furnished to the Securities and Exchange Commission or its staff upon request.